UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 1, 2007
BORLAND SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
20450 Stevens Creek Blvd., Suite 800
Cupertino, California 95014
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 863-2800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 1, 2007, Borland Software Corporation (the “Company”) issued a press release announcing the pricing of its offering of $175 million of 2.75% Convertible Senior Notes due 2012 to be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Company has granted the initial purchaser a 30-day option to purchase up to an additional $25 million aggregate principal amount of the notes to cover over-allotments. Attached as Exhibit 99.1 is the press release of the Company regarding the pricing of its offering of 2.75% Convertible Senior Notes due 2012. Exhibit 99.1 is incorporated by reference under this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
Exhibit 99.1	Press release dated February 1, 2007 regarding the pricing of its offering of 2.75% Convertible Senior Notes due 2012

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

By:	/s/ Gregory J. Wrenn

Gregory J. Wrenn
Senior Vice President & General Counsel
February 1, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated February 1, 2007 regarding the pricing of its offering of 2.75% Convertible Senior Notes due 2012